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VANGUARD ADMIRAL(TM) TREASURY MONEY MARKET FUND

VANGUARD TREASURY MONEY MARKET FUND



Supplement to the Prospectus



Important Changes to Vanguard Admiral Treasury Money Market Fund and Vanguard Treasury Money Market Fund

As of the close of business on December 16, 2008, Vanguard Admiral Treasury Money Market Fund and Vanguard Treasury Money Market Fund (the "Funds") will no longer be available as new investment options for defined contribution plans. However, participants in defined contribution plans that offered the Funds as of December 16, 2008, may continue to open new accounts and invest in the Funds. In addition, the Funds will no longer open new accounts or accept additional investments for all other financial advisor, intermediary, or institutional Vanguard accounts. There is no specific time frame for when the Funds will reopen for these Vanguard clients.

Please note that these changes do not apply to new or existing accounts held by individual investors.

You may call Vanguard for more detailed information about the Funds' policies. Participants in employer-sponsored retirement plans may call Vanguard Participant Services at 800-523-1188. Intermediaries may call Vanguard Intermediary Sales Support at 800-997-2798.





(C) 2008 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.                       PSFC30 122008